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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              NOVEMBER 7, 2006
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

       DELAWARE                  000-50723                   04-3638229
    (State or other       (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                      Identification No.)
   incorporation or
     organization)

          701 MOUNT LUCAS ROAD                            08540
         PRINCETON, NEW JERSEY                         (Zip Code)
(Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 1, 2006, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Company"), completed a private placement of 20,000.0000 newly-issued Class A Series 29 units (the "Class A Series 29 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 29 Unit. The private placement resulted in proceeds of $2,000,000. The sale was not subject to any underwriting discount or commission.

     On October 1, 2006, the Company completed a private placement of 6,020.0000 newly-issued Class A Series 30 units (the "Class A Series 30 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 30 Unit. The private placement resulted in proceeds of $602,000. The sale was not subject to any underwriting discount or commission.

     On November 1, 2006, the Company completed a private placement of 39,000.0000 newly-issued Class A Series 31 units (the "Class A Series 31 Units" and, together with the Class A Series 29 Units and the Class A Series 30 Units, the "Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 31 Unit. The private placement resulted in proceeds of $3,900,000. The sale was not subject to any underwriting discount or commission.

     The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Date: November 7, 2006

                                         GOLDMAN SACHS HEDGE FUND
                                         PARTNERS, LLC
                                          (Registrant)


                                         By: Goldman Sachs Hedge Fund
                                             Strategies LLC
                                             Managing Member

                                             By:  /s/ Jennifer Barbetta
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                                                Jennifer Barbetta
                                                Vice President and Chief
                                                Financial Officer